EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS





     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of Tri-County Financial Corporation (Commission File Nos. 33-97174, 333-79237 and 333-70800), of our report dated February 28, 2003, relating to the consolidated financial statements of Tri-County Financial Corporation.


                                               /s/ Stegman & Company

Baltimore, Maryland
March 28, 2003